SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 4)

Filed by Registrant [X]

Filed by a Party other than Registrant [ ]

Check the Appropriate Box:

[X] Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or

Section 240.14a-12

WASTEMASTERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):

[X] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the Filing fee is calculated and state how it was determined)

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act

Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Copies of all communications to:

Robert J. Mottern, Esq.

Mottern, Fisher and Goldman, P.C.

1900 Century Place NE

Suite 100

Atlanta, Georgia 30345

(404) 634-2808

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Subject to Completion; Preliminary Prospectus Dated July 20, 2000

PRELIMINARY COPIES

WASTEMASTERS, INC.

NOTICE OF

ANNUAL MEETING

AND PROXY STATEMENT

YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, SIGN AND DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE

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WasteMasters, Inc.

205 S. Bickford

El Reno, Oklahoma 73036

(405) 262-0800

WASTEMASTERS, INC.

205 S. Bickford

El Reno, Oklahoma 73036

August __, 2000

Dear WasteMasters, Inc. Stockholder:

Enclosed please find a Notice of Annual Meeting/Proxy Statement for the Annual Meeting of Stockholders of WasteMasters, Inc. to be held on __________, September __, 2000. Please read it carefully. If you have any questions, please do not hesitate to call the company at (405) 262-0800. Your vote is important. Whether you own one hundred shares or one million shares, you are a valued stockholder of what we hope will be an extremely successful and valuable enterprise.

This year's annual stockholders meeting is of special importance in that (as discussed in greater detail in the proxy material) the future of WasteMasters, Inc., its ability to consummate acquisitions, and its ability to raise equity capital depend on the affirmative vote on several proposals by two-thirds of our outstanding shares. Therefore, as per the enclosed proxy material, the Board of Directors of WasteMasters, Inc. strongly and unanimously recommends that you vote "FOR" each and every one of the proposals that are on the agenda of our stockholders meeting.

Heretofore, being a WasteMasters, Inc. stockholder has not been a very pleasant or profitable experience. But now, with a new management team in place, the conclusion of material litigation involving the company, and the possibility of a reinvigorated balance sheet (assuming the passage of the proposals on which you are voting) our long suffering shareholders will hopefully begin to see the returns that they truly deserve.

Thank you for your support.

Sincerely,

/s/ A. Leon Blaser

A. Leon Blaser, Chairman of the Board and Chief Executive Office

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WASTEMASTERS, INC.

205 S. Bickford

El Reno, Oklahoma 73036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On __________, September __, 2000

An Annual Meeting of Stockholders of WasteMasters, Inc., a Maryland corporation (the "Company"), will be held at WasteMasters, Inc., 205 S. Bickford, El Reno, Oklahoma, 73036, on September __, 2000 at 10:00 a.m., local time, to consider and act upon the following matters:

    To approve the reincorporation of the Company in the State of Delaware, to be effected pursuant to an Agreement and Plan of Merger, by and between the Company and WasteMasters, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("WasteMasters Delaware"), pursuant to which the Company will merge with and into WasteMasters Delaware, with WasteMasters Delaware being the surviving corporation;
    To elect four directors to serve on the Board of Directors of the Company;
    To ratify the Company's amendment of its Articles of Incorporation on February 16, 1998 to increase its authorized shares of common stock, par value $0.01 per share, from 35,000,000 shares to 500,000,000 shares;
    To ratify the selection by the Board of Directors of Turner, Jones and Associates, p.c. as the Company's independent accountants for 1999 and 2000;
    To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on August 10, 2000 will be entitled to notice of and to vote at the meeting or any adjournment(s) thereof. The stock transfer books of the Company remain open.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

DOUGLAS C. HOLSTED, Secretary

El Reno, Oklahoma

August __, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

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WASTEMASTERS, INC.

205 S. Bickford

El Reno, Oklahoma 73036

PROXY STATEMENT

FOR

THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held On __________, September __, 2000

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WasteMasters, Inc. (the "Company") for use at an Annual Meeting of Stockholders (the "Annual Meeting") to be held on _______________, September __, 2000 at the offices of the Company, 205 S. Bickford, El Reno, Oklahoma 73036, at 10:00 a.m., local time, and at any adjournment(s) of the Annual Meeting. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matter set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

At the close of business on August 10, 2000, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"), there were outstanding and entitled to vote an aggregate of 117,165,345 shares of common stock, $0.01 par value per share, of the Company (the "Common Stock") and 5,000,000 shares of preferred stock, $0.01 par value per share (the "Preferred Stock"). Each share of Common Stock and each share of Preferred Stock is entitled to one vote on all matters that may come before the Annual Meeting.

The Notice of Annual Meeting, the Company's Annual Report to Stockholders, this Proxy Statement and the enclosed proxy are being mailed to stockholders on or about August __, 2000.

You are encouraged to attend the Annual Meeting and vote in person. Execution of the enclosed proxy will not in any way affect your right to do so.

Attendance at the Annual Meeting, either in person or by proxy, by the record holders of a majority of the outstanding shares of the capital stock constitutes a quorum. Cumulative voting is not permitted. Shares of capital stock present in person or represented by proxy (including shares which abstain or do not vote with respect to the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

Shares which abstain from voting, and shares held in street name by brokers or nominees who indicate on their proxy that they do not have discretionary authority to vote such shares, will not be counted as votes in favor of any matter presented for stockholder approval. Accordingly, abstentions and "broker non-votes" with respect to voting will have the effect of a vote against any such proposal.

SOLICITATION OF PROXIES

All expenses of the Company's solicitation of proxies, including the cost of preparing and mailing this Proxy Statement to stockholders, will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited from stockholders by directors, officers and employees of the Company in person or by telephone, fax or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company also has retained __________________________ a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Annual Meeting at a cost of approximately $________ plus reimbursement of reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

PROPOSAL NO. 1

APPROVAL OF THE REINCORPORATION PROPOSAL

General

The Company's Board of Directors has proposed that the Company be reincorporated in the State of Delaware. The reincorporation will be effected by pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), by and between the Company and WasteMasters, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("WasteMasters Delaware"), pursuant to which the Company will merge with and into WasteMasters Delaware (the "Merger"), with WasteMasters Delaware being the surviving corporation in the Merger. A copy of the Merger Agreement is attached hereto as Exhibit A.

WasteMasters Delaware has been formed by the Company solely for the purpose of effecting the Reincorporation through the consummation of the Merger. The Company is the sole stockholder of WasteMasters Delaware, which has no assets or liabilities. The address and phone number of WasteMasters Delaware's principal office are the same as those of the Company. Upon consummation of the Merger, the Company will be merged with and into WasteMasters Delaware and WasteMasters Delaware will survive the Merger. Pursuant to the Merger Agreement:

    each outstanding share of common stock of the Company ("Maryland Common Stock") will automatically be converted into a share of common stock, $0.001 par value per share of WasteMasters Delaware (the "Delaware Common Stock") and each holder of Maryland Common Stock will be deemed to hold that number of shares of Delaware Common Stock equal to the number of shares of Maryland Common Stock held by such holder prior to the Reincorporation; and
    each outstanding share of preferred stock of the Company ("Maryland Preferred Stock") will automatically be converted into a share of preferred stock, $0.001 par value per share of WasteMasters Delaware (the "Delaware Preferred Stock"), which has exactly the same rights, privileges and preferences as the Maryland Preferred Stock, and each holder of Maryland Preferred Stock will be deemed to hold that number of shares of Delaware Preferred Stock equal to the number of shares of Maryland Common Stock held by such holder prior to the Reincorporation.

The Reincorporation will not result in any changes in the business, assets, liabilities or net worth of the Company. The directors and officers of the Company immediately prior to Reincorporation will serve as the directors and officers of WasteMasters Delaware following the Reincorporation. Following the Merger, the Delaware Common Stock will be listed on the OTC Bulletin Board.

Each option or warrant to purchase shares of capital stock of the Company will be converted into an option or warrant to purchase the same number and type of shares of capital stock of WasteMasters Delaware on the same terms and conditions as in effect immediately prior to the Reincorporation. Each security of the Company which is convertible into shares of capital stock of the Company will automatically become convertible into the same number and type of shares of capital stock of WasteMasters Delaware on the same terms and conditions as in effect immediately prior to the Reincorporation. It will not be necessary for the Company's stockholders to exchange their existing share certificates following the Reincorporation.

Attached hereto as Exhibits B and C are the Certificate of Incorporation of WasteMasters Delaware (the "Delaware Certificate ") and the Bylaws of WasteMasters Delaware (the "Delaware Bylaws"), which will govern the rights of the holders of the Maryland Common Stock and the Maryland Preferred Stock following the Merger. There are three principal differences between Delaware Certificate of Incorporation and Bylaws and the current Articles of Incorporation (the "Maryland Articles") and Bylaws (the "Maryland Bylaws") in effect for the Company:

    The par value of the Maryland Common Stock and the Maryland Preferred Stock is $0.01 per share, while the par value of the Delaware Common Stock and the Delaware Preferred Stock is $0.001 per share;
    The number of authorized shares of Maryland Common Stock is 500,000,000, while the number of authorized shares of Delaware Common Stock is 295,000,000;
    The Maryland Articles classify directors into three classes, while the Delaware Certificate of Incorporation does not classify directors into separate classes.

Approval of the Reincorporation will constitute approval of the Merger, the Merger Agreement and the assumption of any option or warrant agreements or convertible securities by WasteMasters Delaware. Approval of the Reincorporation will also constitute approval of any differences between Delaware Certificate and Bylaws and the Maryland Articles and Bylaws, respectively.

Effective Time

The Reincorporation is expected to become effective on September __, 2000 (the "Effective Time"), assuming stockholder approval has been obtained and all other conditions to the Merger have been satisfied or waived. Pursuant to the terms of the Merger Agreement and applicable law, the Reincorporation may be abandoned by the Board of Directors prior to the Effective Time.

At the Effective Time, the Delaware Certificate and the Delaware Bylaws, as well as the Delaware General Corporation Law (the "DGCL"), will govern the rights of the holders of Maryland Common Stock and Preferred Stock. See "Comparison of Stockholder Rights Under Maryland and Delaware Law" and "Material Changes in the Delaware Certificate of Incorporation and Delaware Bylaws from the Maryland Articles and Maryland Bylaws."

Reasons For The Merger

Historically, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised in response to the legal and business needs of corporations organized under its laws. As a result, many corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's preeminence as the state of incorporation for many major corporations, both the Delaware legislature and courts have demonstrated an ability and a willingness to act quickly to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of case law interpreting its corporate statutes than Maryland, and this case law advantage gives Delaware corporate law an added measure of predictability that is useful in a judicial system based largely on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation. Furthermore, the Delaware court system provides for the relatively expeditious resolution of corporate disputes. Delaware has a specialized Court of Chancery that hears cases involving corporate law and lacks jurisdiction over tort or criminal cases. Moreover, appeals to the Supreme Court of Delaware in important cases can be made and decided relatively rapidly. Finally, the DGCL generally provides greater protection to directors and officers from personal monetary liability that may have the effect of enhancing the Company's ability to attract and retain highly qualified management.

Comparison Of Stockholder Rights Under Maryland And Delaware Law

The reincorporation will effect several changes in the rights of stockholders as a result of differences between the Maryland General Corporation Law (the "MGCL") and the DGCL. The provisions of the MGCL and the DGCL differ in numerous respects. Summarized below are certain of the principal differences between the MGCL and the DGCL affecting the rights of stockholders. This summary does not purport to be a complete statement of the differences affecting the stockholders' rights under the MGCL and the DGCL and is subject to, and qualified in its entirety by reference to, all the provisions of these statutes.

Dividends. Under both the MGCL and the DGCL, a corporation may generally pay dividends out of surplus. However, the DGCL, unlike the MGCL, permits a corporation, under certain circumstances, to pay dividends, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

Dissenter's Rights. The MGCL provides dissenting stockholders the right to demand and receive fair value of the stockholder's stock if (a) the corporation consolidates or merges with another corporation; (b) the stockholder's stock is to be acquired in a share exchange; (c) the corporation transfers its assets in a manner requiring stockholder approval; (d) the corporation amends its charter in a way which alters the contract rights, as set forth in the charter, of any outstanding stock and subsequently adversely affects the stockholder's rights, unless the right to do so is reserved by the charter of the corporation; or (e) certain business combinations are conducted with an interested stockholder.

The DGCL provides such appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations, and such appraisal rights do not apply (x) to stockholders of the surviving corporation in a merger if stockholder approval of the merger is not required, or (y) to any class of stock which is either (a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or (b) held of record by more than 2,000 holders, unless stockholders are required to accept for their shares in the merger or consolidation anything other than common stock of the surviving corporation, common stock of another corporation that is so listed or held, cash in lieu of fractional shares or any combination of the foregoing. Therefore, the DGCL provides stockholders with a much narrower right to dissent from significant corporate transactions.

Indemnification of Officers and Directors. The MGCL provides that no indemnification may be made to or on behalf of any director or officer for liability arising from actions taken in bad faith, intentional wrongdoing, or where an improper personal benefit was derived. The DGCL contains no such express limitation. Therefore, the DGCL contains a broader right to indemnification for officers and directors than the MGCL.

Limitation of Director Liability. The MGCL permits a corporation to include in its charter any provision expanding or limiting the liability of its directors and officers to the corporation or its stockholders. Similarly, the DGCL permits a corporation to provide in its certificate of incorporation that directors will have no personal liability to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for: (a) any breach of the director's duty of loyalty, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) the payment of illegal dividends or distributions, or (d) any transaction from which the director derived an improper personal benefit.

Vote Required for Merger. The MGCL requires the affirmative vote of two-thirds of all the votes entitled to be cast to authorize a merger, consolidation, share exchange, or transfer of assets of a corporation. However, the MGCL permits (a) a merger without stockholder approval where the merger is of a 90% percent or more owned subsidiary into its parent; (b) a share exchange to be approved only by a Maryland successor's board of directors; or (c) a transfer of assets to be approved only by the Maryland transferee corporation's board of directors. In addition, the MGCL permits a merger without approval of the stockholders of the surviving corporation if, among other things, no charter amendment is made and the merger results in no more than a 20% increase in the number of outstanding shares of common stock of such corporation. The DGCL only requires the affirmative vote of a majority of the outstanding shares to authorize any such action, unless otherwise expressly provided in the certificate of incorporation. Similar to the MGCL, the DGCL permits a merger without approval of the stockholders of the surviving corporation if, among other things, no Certificate of Incorporation amendment is involved and the merger results in no more than a 20% increase in the number of outstanding shares of common stock of such corporation.

Charter Amendments. Under the MGCL, if there is any stock outstanding and entitled to be voted on a charter amendment, the stockholders must approve the proposed charter amendment by an affirmative vote of two thirds of all the votes entitled to be cast on the matter. The DGCL provides that stockholders must approve matters (including charter amendments) by an affirmative vote of the majority of shares present in person or by proxy. Unless specified in the corporation's charter or bylaws, a majority of the shares entitled to vote, present in person or by proxy constitutes a quorum at a meeting of stockholders.

Election of Directors. Under both the MGCL and the DGCL, unless the charter or certificate of incorporation or bylaws provide otherwise, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Stockholder Consent to Action without a Meeting. The MGCL provides that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if the following are filed with the records of stockholders meetings: (a) a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter; and (b) a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at it. The MGCL provides that any action by stockholders may be taken without a meeting only with the written consent of all stockholders who would be entitled to vote at a meeting held for such purpose. Under the DGCL, unless the corporation's certificate of incorporation provides otherwise, any action that could be taken at an annual or special meeting of stockholders may be taken without prior notice and without a vote if a consent in writing setting forth the action to be taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Approval of Transactions with Interested Directors. Under the MGCL, the board of directors may approve a transaction with an interested director by the affirmative vote of a majority of disinterested directors (even if the disinterested directors constitute less than a quorum). In addition the MGCL provides that stockholders may approve a transaction with an interested director by a majority of the votes cast by the stockholders entitled to vote, excluding the votes of shares owned by the interested director. The comparable provision of the DGCL requires only the affirmative vote of a majority of the disinterested directors.

Notices and Record Date. Under the MGCL, the Board of Directors of a corporation may fix a record date for stockholder meetings and may give notices for such meetings which shall not be more than ninety nor less than ten days before the date of a meeting. The DGCL allows for a period of between ten and sixty days for notices or determinations of a record date.

Classification of the Board of Directors. The MGCL permits a classified board with no specific provisios regarding the number of classes or the number of directors per class. However, if the directors are divided into classes, the term of office of at least one class must expire each year. In addition, classified directors may not be removed without cause, in contrast to non-classified directors who may be removed with or without cause. The DGCL permits a classified board of directors with as many as three classes, but does not specify a minimum number of directors for each class. The Maryland Articles provides for a classified board consisting of three classes, whereas the Delaware Certificate does not provide for a classified board.

Number of Directors. Under the MGCL, all corporations shall have no less than three directors and there is no upper statutory limit on the number of directors. However, if there is no outstanding stock, the number of directors may be less than three but not less than one and if there are less than three stockholders, the number of directors may be less than three but not less than the number of stockholders. Under the DGCL, a corporation may have as few as one director and there is no statutory upper limit on the number of directors. The specific number may be fixed in the Bylaws or in the certificate of incorporation, but if fixed in the certificate of incorporation, may be changed only by amendment of the certificate of incorporation. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the Bylaws. The Delaware Bylaws provide that the number of directors shall initially be four, but thereafter shall be determined by the Board.

Business Combination Statutes. The MGCL provides that a corporation may not engage in any "business combination" (as defined therein) with any interested stockholder or any affiliate of the "interested stockholder" for a period of five years following the most recent date on which the interested stockholder became an interested stockholder, unless the business combination has been recommended by the board of directors and approved by the affirmative vote of at least 80 percent of the votes entitled to be cast by outstanding shares of voting stock of the corporation, voting together as a single voting group, and two-thirds of the votes entitled to be cast by holders of voting stock other than voting stock held by the interested stockholder who will (or whose affiliate will) be a party to the business combination or by an affiliate or associate of the interested stockholder, voting together as a single voting group. The MGCL defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 10% or more of the outstanding voting stock of the corporation.

The DGCL prohibits any "business combination" (as therein defined) between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless (i) prior to that time the board of directors approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder, the interested stockholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans), or (iii) on or subsequent to such time the business combination is approved by the board of directors and at least two-thirds of the outstanding shares of voting stock not owned by the interested stockholder. The DGCL defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation.

Inspection of Stockholder's List. Although the MGCL doesn't contain a specific provision dealing with inspection rights, each corporation must keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and board of directors and of any executive or other committee when exercising any of the powers of the board of directors. Such books and records of a corporation may be in written form or in any other form that can be converted within a reasonable time into written form for visual inspection. The DGCL permits any stockholder, upon written request, to inspect the stockholder's list at any time for a purpose reasonably related to such person's interest as a stockholder and, during the 10 days preceding the stockholder's meeting, for any purpose germane to that meeting.

Redemption of Shares. The MGCL permits a corporation to provide in its charter that any specified class of stock may be redeemed for fair value at the option of the corporation or of the holders. The DGCL permits redeemable shares to be subject to redemption, in accordance with the terms thereof, by the corporation at its option or at the option of the holders thereof, provided that at the time of such redemption the corporation has outstanding shares of at least one class or series with full voting powers that is not subject to redemption.

Holding Company Reorganization. While no analogous provision exists under the MGCL, Section 251(g) of the DGCL permits a Delaware corporation to reorganize as a holding company without stockholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly owned subsidiary of the corporation, which would be the new holding company. The statute eliminates the requirement for a stockholder vote on such a merger but contains several provisions designed to ensure that the rights of stockholders are not changed by or as a result of the merger, except and to the extent that such rights could be changed without such stockholder approval under existing law. The Company has considered reorganizing itself as a holding company in order to take advantage of certain business opportunities which require that the Company first resolve certain judgments and litigation claims, and may take advantage of this provision following the Reincorporation.

Material Changes in the Delaware Certificate and Delaware Bylaws from the Maryland Articles and Maryland Bylaws

The Delaware Certificate and Delaware Bylaws, attached as Exhibits B and C, respectively, to this Proxy Statement, will be in effect at the Effective Time of the Merger and will govern the rights of stockholders in the event the Reincorporation proposal is approved. Set forth below is a summary of the material changes in the Delaware Certificate and Delaware Bylaws from the Maryland Articles and the Maryland Bylaws. The following summary does not purport to be a complete statement of such changes or of the Delaware Certificate and the Delaware Bylaws and is qualified in its entirety by reference to such documents. Copies of the Maryland Articles and Maryland Bylaws are available for inspection from the Company and copies will be sent to stockholders upon written request addressed to the Secretary of the Company.

Purpose Clause. The purpose clause of the Delaware Certificate permits WasteMasters Delaware "to engage in any lawful acts or activities for which corporations may be organized under the General Corporation Law of Delaware." The purpose clause in the Maryland Articles lists nine activities in which the Company may engage, which may or may not be an exclusive list of activities in which the Company may want to engage in the future.

Par Value. The par value of the Maryland Common Stock and the Maryland Preferred Stock is $0.01 per share. The par value of the Delaware Common Stock and the Delaware Preferred Stock is $0.001 per share. The Company elected to reduce the par value of its capital stock upon reincorporation to the State of Delaware in order to reduce its future liability for Delaware franchise taxes, which is calculated in part based on the par value of a company's shares.

Authorized Shares. The number of authorized shares of Maryland Common Stock is 500,000,000. The number of authorized shares of Delaware Common Stock is 295,000,000. The Company elected to reduce the number or authorized shares of common stock upon reincorporation to the State of Delaware in order to reduce its future liability for Delaware franchise taxes, which is calculated in part based on the number of authorized shares. The Company determined that the number of shares of Maryland Common Stock authorized under the Maryland Articles exceeds the amount the Company may need to issue in the foreseeable future.

Classification of Directors. The Maryland Article provides that the Company's Board be divided into three Classes - Class A, Class B and Class C. Each of the Classes are to consist of one-third of the total Board, and each has staggered terms. The Delaware Certificate does not provide for the division of the Board into separate classes.

Preemptive Rights. The Maryland Articles provides that stockholders shall not have any preemptive rights, but reserves to the Board the authority to grant preemptive rights in the course of creating any class of stock. The only type of stock which the Board has the authority to create are different classes or series of Maryland Preferred Stock. Although the Delaware Certificate contains no such limitation on preemptive rights, under the DGCL capital stock ordinarily does not have preemptive rights unless preemptive rights are granted in the certificate of incorporation.

Annual Meetings. The Maryland Bylaws contain provisions that state that special meetings of stockholders may be called in writing by the Board of Directors or, by the Executive Chairman of the Board of Directors, or if there is none by the President, or by the holders of not less than one-third of all the shares entitled to vote at such meeting. The Delaware Bylaws provide that a special meeting may be called in writing by the Chairman of the Board of Directors, the Chief Executive Officer (or, if there is no Chief Executive Officer, the President) or the Board of Directors.

Notice of Stockholders' Meetings. The Maryland Bylaws provides that notice of an annual or special meeting of shareholders must be given at least ten (10) days prior the meeting, unless the meeting concerns an amendment of the Maryland Articles or a reduction of stated capital or a plan of merger or consolidation, in which event such notice shall be mailed not less than fifteen (15) days, or more than fifty (50) days, before such meeting. The Delaware Bylaws provides that notice of any annual or special meeting must be mailed no less than ten (10) days and no more than sixty (60) days before the meeting.

Record Date. The Maryland Bylaws provide that the record date for any annual or special meeting must be no more than fifty (50) days and no less than ten (10) days before the meeting. The Delaware Bylaws provide that the record date for any annual or special meeting must be no more than sixty (60) days and no less than ten (10) days before the meeting.

Number of Directors. The Maryland Bylaws limits the number of directors to nine. The Delaware Bylaws does not place a limit on the number of directors.

Director Action without Meeting. The Maryland Bylaws permit the Board of Director to take action without a meeting by a written consent signed by a majority of the directors. The Delaware Bylaws permits the Board of Directors to take action without a meeting by a written consent signed by all directors.

Stockholder Action without Meeting. The Maryland Bylaws permits the Company to take any action requiring stockholder approval by a written consent executed by persons holding the minimum number of shares necessary to approve the action at an annual or special meeting. The Delaware Bylaws permits WasteMasters Delaware to take any action requiring stockholder approval by a written consent executed by persons owning all issued and outstanding stock.

Indemnification and Limitation of Liability. As described above, the MGCL and the DGCL differ with respect to indemnification of directors and officers and the limitation of such individual's liability.

The Maryland Articles do not contain any provision indemnifying or limiting the liability of the directors and officers. Instead, provisions relating to indemnification of directors and officers of the Company are included in the Maryland Bylaws rather than in the Maryland Articles. Such provisions provide that the Company shall indemnify each of its officers or directors, whether or not then in office, against all reasonable expenses actually and necessarily incurred, including attorney's fees, in connection with the defense of any litigation to which the director or officer may have been made a party because he is or was a director or officer of the Company. The director or officer shall have no right to reimbursement, however, in relation to matters as to which he has been adjudged liable to the Corporation for negligence or misconduct in the performance of his duties. The right to indemnity for expenses also applies to expenses of suits that are comprised or settled if the court having jurisdiction of the action approves the settlement. The Maryland Bylaws do not contain any provision which limits a director or officer's liability to the Company.

The Delaware Certificate provides for indemnification of directors and officers to the fullest extent permitted by the DGCL, and limits their liability of directors to the fullest extent permitted by the DGCL. The Delaware Bylaws do not contain any provision granting directors or officers a right to indemnification or limiting their liability.

Transactions with Interested Parties. The Delaware Bylaws provide that no contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because his or her or their votes are counted for such purpose, if (a) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, (b) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders or (c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board of Directors, or the stockholders. The Maryland Bylaws contain no provision expressly dealing with transactions between a director and the Company.

Other Changes to Reflect Technical Differences between the DGCL and the MGCL. In addition to the changes described above, certain technical changes have been made in the Delaware Certificate and Delaware Bylaws from the Maryland Articles and Maryland Bylaws to reflect differences between the DGCL and the MGCL. Such technical changes include: designation of a registered office and registered agent in the State of Delaware; changes in the maximum number of days applicable for giving notice of meetings and for setting record dates; and changing references in the Bylaws to places (for example, the place for certain meetings) or to applicable law from Maryland to Delaware.

Federal Income Tax Consequences of the Merger

The following discussion addresses the material federal income tax consequences of the Merger that are applicable to holders of Maryland Common Stock. The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of Maryland Common Stock or any foreign, state or local tax considerations.

The following discussion is based upon the Company's interpretation of the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the Merger.

The Company believes that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code (a "Reorganization"). As a result of the Merger constituting a Reorganization: (i) no gain or loss will be recognized by the holders of Maryland Common Stock or the Company upon consummation of the Merger; (ii) the aggregate tax basis of the Delaware Common Stock received in the Merger will be the same as the aggregate tax basis of the Maryland Common Stock exchanged in the Merger; and (iii) the holding period of the Delaware Common Stock received in the Merger will include the period for which the Maryland Common Stock was held.

Accounting Treatment of the Merger

In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost.

Regulatory Approval

The consummation of the Merger is conditioned upon the Company obtaining all required consents of governmental authorities. To the Company's knowledge, the only required governmental consent to the consummation of the Merger will be the filing of a Certificate of Merger by the Tax Commissioner of the State of Maryland with the Secretary of State of the State of Maryland.

Right to Dissent and Obtain Fair Value of Shares

The following is a summary of the rights of dissenting stockholders under the Maryland General Corporate Law, which is set forth in Sections 3-202 through 3-213 therein.

Under Maryland law, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder's stock from the successor if (a) the corporation consolidates or merges with another corporation, (b) the stockholder's stock is to be acquired in a share exchange; (c) the corporation amends it charter in a way that alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved by the charter of the corporation; or (d) the transaction is a business combination with an interested stockholder.

Fair value of the stock is determined as the close of business on the day the stockholders voted on the transaction objected to or, with respect to a merger of a 90% percent or more owned subsidiary with or into its parent corporation, on the day notice is given or waived. Fair value may not include any appreciation or depreciation that directly or indirectly results from the transaction objected to or from its proposal.

A stockholder of a corporation who desires to receive payment of the fair value of his stock must file with the corporation a written objection to the proposed transaction at or before the stockholders' meeting at which the transaction will be considered. The dissenting stockholder may not vote in favor of the transaction. Within 20 days after the Maryland Department of Corporations accepts the articles of merger for record, the dissenting stockholder must make a written demand on the successor for payment of its stock, stating the number and class of shares for which it demands payment.

A stockholder who fails to comply with the above paragraph is bound by the terms of the merger.

A stockholder who demands payment for his stock has no right to receive any dividends or distributions payable to holders of record of that stock and ceases to have any rights of a stockholder with respect to that stock, except the right to receive payment of its fair value.

The enforcement of your appraisal rights as set forth in Sections 3-202 through 3-213 of the MGCL is an exclusive remedy except for your right to bring a proceeding to obtain relief on the ground that the merger will be or is illegal or fraudulent as to you.

The above discussion is a summary. The provisions of the MGCL are technical in nature and are complex. If you would like to exercise your appraisal rights, you should consult legal counsel for assistance since your failure to comply strictly with any of the provisions may nullify your rights.

The affirmative vote of the holders of two-thirds of the Company's issued and outstanding shares of capital stock is necessary for approval of the Reincorporation.

The Board of Directors recommend that stockholders vote FOR such Reincorporation in the State of Delaware. Shares represented by proxies will be voted FOR Proposal No. 1 unless stockholders specify otherwise in their proxies.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

The persons named in the proxy will vote to elect as directors the four nominees named below unless authority to vote for the election of any or all of them is withheld by marking the proxy to that effect. The Board of Directors has fixed the number of directors following the Annual Meeting at four. All of the nominees are currently directors of the Company. Each nominee who is elected will hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve, if elected, but if any nominee should be unable or unwilling to serve, the proxies may vote for a substitute nominee designated by the Board of Directors.

The following table sets forth the name and age of each nominee, his positions with the Company, his principal occupation and business experience during the past five years, the names of the other publicly-held corporations of which he serves as a director and the year during which he first became a director of the Company:
Name	Principal Position with Company	Age	First Became Director

A. Leon Blaser	Chairman and Chief Executive Officer - Mr. Blaser has served as a member of the Company's Board since January 4, 1996. He was a founder of WasteMasters, Inc., the private predecessor company formed in 1995. From May 22, 1996 to September 2, 1997, Mr. Blaser was Chairman of the Board of the Company. Mr. Blaser was reappointed Chairman and Chief Executive Officer of the Company on December 11, 1998. Mr. Blaser is involved in several private business enterprises and, since 1990, has served principally as the President of Interwest Development, Inc.	56	1996

Douglas Holsted	President - Mr. Holsted has served as a member of the Company's Board since September 2, 1997. From November 7, 1997 to June 8, 1999, Mr. Holsted served as Acting Chief Financial Officer. On June 8, 1999, Mr. Holsted was appointed President of the Company. From January 1996 to May 26, 1999, Mr. Holsted was the Chief Executive Officer of Sales Equipment Company in Oklahoma City, Oklahoma. From 1991 through 1995, he was the Chief Financial Officer of The Dwyer Group, Inc. of Waco, Texas, a publicly owned company in the franchise industry.	39	1997

Frederick Beisser	Director - Mr. Beisser was appointed a director of the Company in 1999. Mr. Beisser is employed, since January 1997, as Vice President-Finance and Administration, Secretary and Treasurer, of Integrated Spatial Information Solutions, Inc. (formerly DCX, Inc.), Golden, Colorado. From 1990 to December 1996 he was Chief Financial Officer and Treasurer of Integrated Spatial Information Solutions, Inc. (formerly DCX, Inc.), Jacksonville, Florida.	57	1999

Dennis O'Neill	Director - Mr. O'Neill was appointed a director of the Company in 1999. Mr. O'Neill has a degree in Accounting from St. Peters College, and is a CPA. Since 1986, Mr. O'Neill has worked as turnaround consultant for various financially troubled and highly-leveraged companies. From 1989 to November 1995, Mr. O'Neill was an in-house consultant and roving financial and operating officer for the J.P. Poindexter Company, Inc.	57	1999

There are no family relationships among any of the officers or directors of the Company.

Board And Committee Meetings

During 1999, the board of directors had ten meetings. Messrs. Blaser and Holsted attended all of the meetings. Michael Smith attended all four of the meetings held prior to his resignation. Mr. Beisser attended four out of seven meetings held after his appointment. Mr. O'Neill did not attend any of the meetings held after his appointment. Malcolm Kelso attended two meetings as a putative director appointed by the plaintiffs in certain litigation prior to his removal from board.

Security Ownership of Management and Principal Holders

The following table sets forth certain information, as of June 30, 2000, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Company's current Chief Executive Officer and the former Chief Executive Officer and each of the four other most highly compensated executive officers for the fiscal year ended December 31, 1999 and (iv) all directors and executive officers of the Company as a group:
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Common Stock	Continental Investment Corporation (2) 10254 Miller Road Dallas, Texas 75238	30,000,000	20.9%

Preferred Stock	Continental Investment Corporation (2) 10254 Miller Road Dallas, Texas 75238	5,000,000	100%

Common Stock	A. Leon Blaser (3) 3350 Americana Terrace Suite 200 Boise, Idaho 83706-2506	25,976,407	18.8%

Common Stock	Douglas C. Holsted (4) 205 South Bickford El Reno, Oklahoma 73036	20,850,000	15.1%

Common Stock	Frederick Beisser (5) 796 Tioga Trail Parker, Colorado 80138	3,004,000	2.4%

Common Stock	Dennis O'Neill (6) 138 East 3rd Street Brooklyn, New York 11218	4,000,000	3.2%

Common Stock	All Officers and Directors as a Group (4 persons)	53,830,407	32.6%

(1) Based upon 117,165,345 shares issued and outstanding as of June 30, 2000, which does not include any shares originally issued pursuant to the Nikko Action.

(2) Beneficial ownership for Continental includes 4,500,000 shares of Common Stock held by Continental and 25,500,000 shares of Common Stock issuable upon the conversion of 5,000,000 shares of the Company's Preferred Stock owned by Continental. Beneficial ownership does not include any shares that Continental might acquire upon conversion of certain convertible debentures claimed by Continental. In addition, beneficial ownership shares that the Company may have the right to receive as a result of its partial performance under an agreement with Continental under which the Company has the right to reacquire such shares.

(3) Mr. Blaser's shares include 3,211,660 shares owned outright by Mr. Blaser, 21,929 shares owned by a pension account of Mr. Blaser's pension account, 2,742,818 shares owned by Mr. Blaser's brother, and 20,000,000 shares that Mr. Blaser has the right to acquire pursuant to warrants to purchase shares of Common Stock at prices of $0.10 to $1.00 per share. Mr. Blaser's shares do not include 400,000 shares that Mr. Blaser owns which are originally issued pursuant to the Nikko Action that are now subject to cancellation, and 250,000 shares held by Mr. Blaser's nephews and nieces.

(4) Mr. Holsted's shares include 850,000 shares owned outright by Mr. Holsted, and 20,000,000 shares that Mr. Holsted has the right to acquire pursuant to warrants to purchase shares of Common Stock at prices of $0.10 to $1.00 per share. Mr. Holsted's shares do not include certain shares owned by a cousin of him.

(5) Mr. Beisser's shares include 4,000 shares owned outright by Mr. Beisser, and 3,000,000 shares which Mr. Beisser has the right to acquire pursuant to warrants to purchase shares of Common Stock at $0.10 per share.

(6) Mr. O'Neill's shares include 4,000,000 shares which Mr. O'Neill has the right to acquire pursuant to warrants to purchase shares of Common Stock at $0.10 per share.

Director Compensation

Directors are entitled to reimbursement for expenses in attending meetings but receive no cash compensation for services as directors. Directors who are employees may receive compensation for services other than as director. During 1999, the Company compensated directors of the Company by issuing directors the following warrants to purchase Common Stock of the Company:

Director	Number of Shares underlying Warrants	Exercise Price
A. Leon Blaser	4,000,000	$0.30
A. Leon Blaser	4,000,000	$0.75
Douglas C. Holsted	4,000,000	$0.30
Douglas C. Holsted	4,000,000	$0.75
Frederick Beisser	3,000,000	$0.10
Dennis O'Neill	4,000,000	$0.10

All of the warrants were issued effective June 28, 1999, are exercisable at any time within five years of the date of issuance, and may be exercised either for cash or on a "cashless" basis. In each case, the exercise price of the warrants is in excess of the market price of the Common Stock on the date of issuance. None of the warrants have been exercised.

The Company does not have any employment agreements with any of its executive officers. The Company does not have any compensatory plan or arrangement with any executive officer under which the Company would be obligated to pay any amount upon the resignation, retirement, termination of employment or change-in-control of the Company. During the 1999 fiscal year, the Company did not reprice any options or SARs.

Executive Compensation

The following table sets forth the compensation earned by the Company's Chief Executive Officers during the last three fiscal years and other officers who received compensation in excess of $100,000 during any of the last three fiscal years. In accordance with Item 402(a)(5), the Company has omitted certain columns from the table required by Item 402(b).
	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary $	Other Annual Compensation $	Securities Underlying Options/SARs (#) (1)

Richard D. Masters, CEO (2)	1999 1998 1997	-- -- --	-- -- 125,544	-- -- --

Peter Stefanou, CFO and Interim CEO (3)	1999 1998 1997	-- -- --	-- -- 342,896	-- -- --

J. B. Morris, Interim President (4)	1999 1998 1997	-- -- --	-- -- --	-- -- --

R. Dale Sterritt, Jr., CEO and Chairman (5)	1999 1998 1997	-- -- --	-- -- --	-- -- --

Robert P. Crabb, Corporate Secretary (6)	1999 1998 1997	-- -- --	-- -- 122,475	-- -- --

Douglas C. Holsted, President and CFO (7)	1999 1998 1997	-- 140,482 --	187,500 -- --	20,000,000 -- --

A. Leon Blaser, Chairman and CEO (8)	1999 1998 1997	-- -- --	304,500 -- --	20,000,000 -- --

Michael Smith, President (9)	1999 1998 1997	-- -- --	187,500 -- --	-- -- --

(1) The securities underlying these options are the shares of the Company's Common Stock, $0.01 par value.

(2) Mr. Masters served as CEO from January 1996 until July 14, 1997. The amount for 1997 represents compensation and expenses paid with shares of common stock of the Company. Compensation amounts for Mr. Masters exclude amounts paid to his wife of $7,575 in 1997.

(3) Mr. Stefanou served as CFO from January 1997 until September 2, 1997. Additionally, he served as Interim CEO from July 14, 1997 to September 2, 1997. All compensation reported in the table for Mr. Stefanou was paid in shares of common stock of the Company, and includes expense reimbursements and payments to Stefanou and Company, Certified Public Accountants, for accounting services provided to the Company.

(4) Mr. Morris was appointed as Interim President on September 2, 1997. He was not compensated by the Company during this period.

(5) Mr. Sterritt was appointed as the Company's CEO from November 7, 1997 to December 11, 1998, and received no compensation from the Company during that time. During most of that time, he was employed as CEO of Continental, which was paid $50,000 per month for management and administrative services, which included the services of Mr. Sterritt and Mr. Morris.

(6) Mr. Crabb served as Vice President and Secretary from mid-1993 until January 1996, and as Secretary from January 1996 until August 28, 1997. All compensation for 1997 to Mr. Crabb was paid in shares of Common Stock of the Company pursuant to a consulting agreement.

(7) Mr. Holsted served as Acting CFO from November 7, 1997 to June 8, 1999, and as President from June 4, 1999 to the present. Mr. Holsted's compensation for 1999 was paid in 750,000 shares of Common Stock issued pursuant to the Company's 1999 Employee, Consultant and Advisor Stock Compensation Plan, which shares were valued at $0.25 per share, which was their market price on the date of issuance.

(8) Mr. Blaser served as Chairman from July 1997 to September 1997. Additionally, Mr. Blaser was appointed Chairman and CEO on December 11, 1998, and continues to serve in such capacities. Mr. Blaser's compensation for 1999 was paid in 750,000 shares of Common Stock issued pursuant to the Company's 1999 Employee, Consultant and Advisor Stock Compensation Plan, which shares were valued at $0.406 per share, which was their market price on the date of issuance.

(9) Mr. Smith served as President from December 11, 1998 to May 1999, when he resigned. Mr. Smith's compensation for 1999 was paid in 750,000 shares of Common Stock issued pursuant to the Company's 1999 Employee, Consultant and Advisor Stock Compensation Plan, which shares were valued at $0.25 per share, which was their market price on the date of issuance.

Option/SAR Grants in Last Fiscal Year

The following table sets forth the aggregate number of stock options granted to each of the Named Executive Officers during the fiscal year ended 1999. Options are exercisable for our common stock.

Name	Number of Securities Underlying Options/SARs Granted (#) (1)	% of Total Options/SARs Granted to Employees in Fiscal Year (2)	Exercise Price or Base Price ($/Sh)
A. Leon Blaser (3)	4,000,000	12.9%	$0.10
A. Leon Blaser	4,000,000	12.9%	$0.50
A. Leon Blaser	4,000,000	12.9%	$1.00
Douglas C. Holsted (3)(4) (5)	4,000,000	12.9%	$0.10
Douglas C. Holsted	4,000,000	12.9%	$0.50
Douglas C. Holsted	4,000,000	12.9%	$1.00

(1) In each case, the warrants were issued effective June 28, 1999, are exercisable at any time within five years of the date of issuance, and may be exercised either for cash or on a "cashless" basis. In each case, the exercise price of the warrants is in excess of the market price of the Common Stock on the date of issuance.

(2) The Company issued warrants to purchase 7,000,000 shares of Common Stock to employees other than Messrs. Blaser and Holsted. In addition, during 1999, the Company issued warrants to purchase Common Stock to outside consultants and advisors who were not employees of the Company, and therefore such warrants are not included in the calculations.

(3) Messrs. Blaser or Holsted were also issued warrants in their capacities as directors of the Company, which are not included in this table. See "Executive Compensation: Compensation of Directors."

(4) Not included in Mr. Holsted's totals are warrants to purchase 3,000,000 shares of Common Stock which were issued to Mr. Holsted's cousin, who is an employee of the Company.

(5) Mr. Holsted has notified the Company of his intention to exercise 3,446,741 shares of his warrant to purchase Common Stock at $0.10 per share by canceling $344,674 of indebtedness owed him by the Company.

Aggregate Option/SAR Exercises and Fiscal Year and Fiscal Year End Option/SAR Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Options/SARs at Fiscal Year End (1)	Value of Unexercised In-the-Money Options/SARs at Fiscal Year End ($) (1)(2)
A. Leon Blaser (3)	--	--	20,000,000	$600,000
Douglas C. Holsted (4)	--	--	20,000,000	$600,000

(1) All of the warrants held by Messrs. Blaser and Holsted are currently exercisable.

(2) Based on a current market price of $0.25 per share.

(3) Mr. Blaser holds 4,000,000 warrants to purchase Common Stock at $0.10 per share, 4,000,000 warrants to purchase Common Stock at $0.30 per share, 4,000,000 warrants to purchase Common Stock at $0.50 per share, 4,000,000 warrants to purchase Common Stock at $0.75 per share, and 4,000,000 warrants to purchase Common Stock at $1.00 per share.

(4) Mr. Holsted holds 4,000,000 warrants to purchase Common Stock at $0.10 per share, 4,000,000 warrants to purchase Common Stock at $0.30 per share, 4,000,000 warrants to purchase Common Stock at $0.50 per share, 4,000,000 warrants to purchase Common Stock at $0.75 per share, and 4,000,000 warrants to purchase Common Stock at $1.00 per share.

Directors will be elected by a vote of a majority of the shares represented at a meeting at which a quorum is present. Shares represented by proxies will be voted FOR the election of the Board of Director's nominees unless otherwise indicated on the proxy. A stockholder may withhold votes from any and all nominees by notation to that effect on the accompanying form of proxy. If at the time of the meeting, a nominee has become unavailable for any reason, the persons entitled to vote the proxy shall vote for a substitute nominee as they, in their discretion, may determine. The Company knows of no reason why any nominee would be unavailable to serve.

The Board of Directors recommend that stockholders vote FOR the election of the nominees. Shares represented by proxies will be voted FOR the election of all nominees unless stockholders specify otherwise in their proxies.

PROPOSAL NO. 3

RATIFICATION OF AMENDMENT TO ARTICLES OF INCORPORATION

At an annual meeting of shareholders held on February 6, 1998, the Company's stockholders approved resolutions to (a) effect a 1 for 10 reverse split of the Company's authorized Common Stock (from 35,000,000 to 3,500,000) and Preferred Stock (from 5,000,000 to 500,000), and (b) amend the Company's Articles of Incorporation to increase the authorized shares of capital stock, after giving effect to the reverse split, from 3,500,000 shares of Common Stock and 500,000 shares of Preferred Stock to 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Both proposals were approved by shareholders at the annual meeting. The Company never filed articles of amendment of its Articles of Incorporation to implement either resolution.

Instead, on February 16, 1998, a written consent of stockholders was executed overriding the resolutions approved at the annual meeting on February 6, 1998. Specifically, the consent increased the number of authorized shares of Common Stock from 35,000,000 (the amount authorized before the February 6, 1998 annual meeting) to 500,000,000 shares. Articles of amendment (the "1998 Amendment") were filed amending the Company's Articles of Incorporation to implement the terms of the consent. The consent required the approval of two-thirds of the outstanding shares of Common Stock, and was executed by Continental Investment Corporation and the plaintiffs in the Nikko Action.

The Company has determined that the proposal may be defective for two reasons. First, the consent achieved the necessary two-thirds vote by obtaining the consent of holders of 63,000,000 shares issued in settlement of certain liabilities of the Company in the Nikko Action. However, on March 14, 2000, the court in the Nikko Action entered an order finding that there was collusion in obtaining the settlement which resulted in the issuance of those shares, and set aside its order approving the settlement as a "nullity." Based on the Court's ruling, the Company has treated the shares issued pursuant to the Nikko Action as cancelled. Therefore, the consent may be invalid since it was based on the issuance of shares which are invalid.

Second, the consent was obtained without compliance with Rule 14c-2 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, which requires the distribution of an information statement to stockholders at least 20 days prior to the date of taking any corporation action based on a consent of security holders, even when the company does not solicit consents.

The Board of Directors has determined that the terms of the 1998 Amendment are in the best interests of the Company and recommends that stockholders vote to ratify it. A failure to approve a ratification of the 1998 Amendment will likely not have any effect on the validity of any outstanding shares, as the Company believes that applicable law holds that shareholders without notice that their shares were invalidly issued are entitled to retain their shares even if they were issued illegally. In addition, a failure to approve a ratification of the 1998 Amendment will not be detrimental to the Company in the future if the Reincorporation proposal is approved and implemented, since the Delaware Certificate provides for sufficient authorized shares to enable the Company to continue business as usual. However, if the Reincorporation proposal is not approved or implemented for any reason, then it is essential that the 1998 Amendment be ratified; otherwise, the Company will not have any additional authorized shares to issue unless it effects a reverse split of its common stock. In addition, the Company recommends that the 1998 Amendment be ratified in order to resolve any legal uncertainty that exists concerning the 1998 Amendment.

The affirmative vote of the holders of two-thirds of the Company's issued and outstanding shares of capital stock is necessary for approval of the proposal to ratify the 1998 Amendment.

The Board of Directors recommend that stockholders vote FOR ratification of the 1998 Amendment. Shares represented by proxies will be voted FOR Proposal No. 3 unless stockholders specify otherwise in their proxies.

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Turner, Jones and Associates, p.c., as independent certified public accountants to audit the consolidated financial statements of the Company for 1999 and 2000. Turner, Jones and Associates, p.c. has served as the Company's independent accountants since 1995. Although stockholder approval of the Board of Directors' selection of Turner, Jones and Associates, p.c. is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of Turner, Jones and Associates, p.c.. Representatives of Turner, Jones and Associates, p.c. will be given the opportunity to be present at the Annual Meeting, to make a statement if they desire to do so, and to respond to appropriate questions. However, the Company does not expect that representatives of Turner, Jones and Associates, p.c. will attend the Annual Meeting.

The affirmative vote of the holders of a majority of the shares of capital stock present or represented and entitled to vote at the Annual Meeting is necessary for ratification of the appointment of the independent certified public accountants.

The Board of Directors recommend that stockholders vote FOR such ratification. Shares represented by proxies will be voted FOR Proposal No. 5 unless stockholders specify otherwise in their proxies.

OTHER MATTERS

The Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On February 5, 1998, the Company agreed to a Consent Judgment in an action styled Nikko Trading of American Corporation, et al. v. Wastemasters, Inc., pending in the United States District Court for the Northern District of Texas, Dallas Division, Civil Action No. 3-98CV0048-D (the "Nikko Action"). The Nikko Action which settled claims against the Company arising out convertible debentures issued by the Company. By a Memorandum Opinion and Order dated March 14, 2000, the court in the Nikko Action effectively found that there was collusion between Sterritt and the plaintiffs in the Nikko Action in obtaining the judgment. Therefore, the original settlement in the Nikko Action should be considered a related party transaction.

On January 1, 1999, the Company entered into a Lease/Purchase Agreement with Global Eco-Logical Services, Inc., f/k/a J. Marcus Enterprises, Inc. ("Global") of its interest in the following subsidiaries and assets pursuant to a Lease/Purchase Agreement dated January 1, 1999: Wood Management, Inc., a New Jersey corporation; Mini-Max Enterprises, Inc., a New Jersey corporation; Tri-State Waste Disposal, Inc., a New Jersey corporation; Southeastern Research and Recovery, Inc., a South Carolina corporation; Atlantic Coast Demolition and Recycling, Inc., a Pennsylvania corporation (hereinafter, the "Corporations"); and all of the real estate and personal property used by the Company in the operation of that landfill in Lisbon, Ohio (hereinafter, the "Landfill"). On March 30, 1999, the Company completed the sale of the Subsidiaries and the Landfill to Global. On February 15, 1999, the Bank of Toledo accelerated a loan secured by a transfer station owned by Atlantic Coast Demolition and Recycling, Inc. The loan had been collateralized by a certificate of deposit in the amount of approximately $300,000 in the name of Leon Blaser, an officer and director of the Company. The Bank of Toledo applied the proceeds of the certificate of deposit to its loan. Mr. Blaser subsequently agreed to settle his claim for subrogation against Atlantic Coast Demolition and Recycling, Inc. for 600,000 shares of common stock in Global.

On September 30, 1999, the Company conveyed the following subsidiaries to an officer of the Company for nominal consideration: Sales Equipment Co., Inc., CAT Recycling, Inc., CandD Recycling, Inc., and American Recycling and Management, Inc. In each case, the subsidiary no longer conducted active operations, had lost all of its assets by foreclosure or repossession, and could not conduct future operations due to the existence of many unsatisfied claims and judgments. The Company recorded a gain from the disposition of the subsidiaries in the amount of $5,032,875, which represented the extent to which the liabilities of the subsidiaries exceeded the book value of their assets.

During the year ended December 31, 1999, the Company was indebted to Mr. Holsted for $344,674.14 for costs and expenses advanced by Mr. Holsted and certain indemnity claims of Mr. Holsted against the Company. The indebtedness is a demand loan that is not collateralized, is not evidenced by a promissory note, and does not bear interest.

During the year ended December 31, 1999, Mr. Blaser loaned the Company $29,697.94. The loan is a demand loan that is not collateralized, is not evidenced by a promissory note, and does not bear interest.

The Company has loaned Startec $41,356 to Startec. Mr. Blaser is a director of Startec and Mr. Holsted is an officer of Startec. It is anticipated that Startec will repay the funds from receipts that it expects to receive in the second quarter of 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with all copies of Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that during the fiscal year ended December 31, 1999, all filing requirements were timely satisfied except for the filing of a Form 3 by Michael J. Smith upon his resignation as an officer and director in May 1999, and the filing of a Form 4 or 5 by Mr. Holsted with respect to certain sales of common stock of the Company received as compensation in 1999.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements, or other information that the Company files at the SEC's public reference rooms at the following locations:

    Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549;
    The SEC's Regional Office located at 7 World Trade Center, Suite 1300, New York, New York 10048;
    The SEC's Regional Office located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661.

Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Company's SEC filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the SEC at http://www.sec.gov.

The SEC allows the Company to "incorporate by reference" information into this document, which means that the Company can disclose important information to you by referring to another document filed separately with the SEC. The information incorporated by reference is deemed to be a part of this document, except for any information superseded by information contained directly in this document. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 was previously filed by the Company and is incorporated by reference in this Proxy Statement.

The Company also incorporates by reference any documents that it may file with the SEC between the time this Proxy Statement is sent to stockholders and the date of the Meeting.

The Company may have sent to you some of the documents incorporated by reference, but you can obtain any of them through the Company, the SEC or the SEC's Internet World Wide Web site described above. Documents incorporated by reference are available from the Company without charge, including exhibits. Stockholders may obtain documents incorporated by reference into this document by requesting them in writing or by telephone at the following address and telephone number:

WasteMasters, Inc.

205 S. Bickford

El Reno, Oklahoma 73036

(405) 262-0800

Attention: Investor Relations

If you would like to request documents from the Company, please do so promptly in order to receive timely delivery of such documents prior to the Meeting.

You should rely on the information contained or incorporated by reference in this document to vote your shares at the Annual Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated August __, 2000. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders at any time after that date does not create an implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders, which is anticipated to take place in June 2001, must be received by the Company by __________ in order to be eligible for inclusion in the proxy statement and form of proxy relating to such meeting.

By Order of the Board of Directors,

DOUGLAS C. HOLSTED, Secretary

July __, 2000


THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of July __, 2000 (the "Merger Agreement"), between WasteMasters, Inc., a Maryland corporation ("WasteMasters Maryland"), and WasteMasters, Inc., a Delaware corporation and wholly-owned subsidiary of WasteMasters Maryland ("WasteMasters Delaware").

WHEREAS, on the date hereof, WasteMasters Maryland has authority to issue 495,000,000 shares of Common Stock, par value $0.01 per share (the "Maryland Common Stock"), of which approximately 117,815,345 shares are issued and outstanding (excluding 66,965,066 shares issued and then subsequently cancelled pursuant to certain litigation), and 5,000,000 shares of Preferred Stock, par value $0.01 per share (the "Maryland Preferred Stock"), of which all 5,000,000 shares are issued and outstanding;

WHEREAS, on the date hereof WasteMasters Delaware has authority to issue 295,000,000 shares of Common Stock, par value $0.001 per share (the "Delaware Common Stock"), of which 1,000 shares are issued and outstanding and no shares are held in treasury, and 5,000,000 shares of Preferred Stock, par value $0.001 per share (the "Delaware Preferred Stock"), of which no shares are issued and outstanding and no shares are held in treasury;

WHEREAS, the respective Boards of Directors of WasteMasters Maryland and WasteMasters Delaware have determined that it is advisable and in the best interests of each of such corporations that WasteMasters Maryland merge with and into WasteMasters Delaware upon the terms and subject to the conditions set forth herein for the purpose of effecting the change of the state of incorporation of WasteMasters Maryland from Maryland to Delaware;

WHEREAS, the respective Boards of Directors of WasteMasters Maryland and WasteMasters Delaware have by resolutions duly adopted, approved this Merger Agreement;

WHEREAS, WasteMasters Maryland has approved this Merger Agreement in its capacity as the sole stockholder of WasteMasters Delaware; and

WHEREAS, the Board of Directors of WasteMasters Maryland has directed that this Merger Agreement be submitted to a vote of its stockholders at an Annual Meeting of stockholders to be held on September __, 2000, or at any and all adjournments thereof;

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, WasteMasters Maryland and WasteMasters Delaware hereby agree as follows:

    Merger. WasteMasters Maryland shall be merged with and into WasteMasters Delaware (the "Merger"), and WasteMasters Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time of filing an appropriate certificate of merger, providing for the Merger, with the Secretary of State of the State of Maryland and an appropriate certificate of merger, providing for the Merger, with the Secretary of State of the State of Delaware, whichever later occurs (the "Effective Time").
    Governing Documents. The Certificate of Incorporation of WasteMasters Delaware, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law. The By-laws of WasteMasters Delaware, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation without change or amendment unless and until thereafter amended in accordance with the provisions thereof, the Certificate of Incorporation of the Surviving Corporation and applicable law.
    Succession. At the Effective Time, the separate corporate existence of WasteMasters Maryland shall cease, and WasteMasters Delaware shall succeed to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of WasteMasters Maryland, and WasteMasters Delaware shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of WasteMasters, including, without limitation, all outstanding indebtedness of WasteMasters Maryland, all in the manner and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.
    Directors. The directors and the members of the various committees of the Board of Directors of WasteMasters Maryland immediately prior to the Effective Time shall be the directors and members of such committees of the Surviving Corporation at and after the Effective Time to serve until the expiration of their respective terms and until their successors are duly elected and qualified.
    Officers. The officers of WasteMasters Maryland immediately preceding the Effective Time shall be the officers of the Surviving Corporation at and after the Effective Time until their successors are duly elected and qualified.
    Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of WasteMasters Maryland such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of WasteMasters Maryland, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of WasteMasters Maryland or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.
    Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:
      each share of Maryland Common Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of Delaware Common Stock.
      each share of Maryland Preferred Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of Delaware Preferred Stock.
      each share of Maryland Common Stock held in the treasury of WasteMasters Maryland immediately prior to the Effective Time shall be automatically converted into one share of Delaware Common Stock, which shares shall continue to be retained and held by the Surviving Corporation in the treasury thereof;
      each share of Maryland Preferred Stock held in the treasury of WasteMasters Maryland immediately prior to the Effective Time shall be automatically converted into one share of Delaware Preferred Stock, which shares shall continue to be retained and held by the Surviving Corporation in the treasury thereof;
      each option, warrant, purchase right, unit or other security of WasteMasters Maryland issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be an identical security of WasteMasters Delaware, and the same number of shares of Delaware Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of Maryland Common Stock so reserved as of the Effective Time; and
      each share of Delaware Common Stock issued and outstanding in the name of WasteMasters Maryland immediately prior to the Effective Time shall be cancelled and retired and resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of WasteMasters Delaware shall be issued in respect thereof.
    Employee Option and Benefit Plans. Each option or other right to purchase or otherwise acquire shares of Maryland Common Stock evidenced by an option agreement (an "Option") or granted under any employee option, stock purchase or other benefit plan of WasteMasters Maryland (collectively, the "Plans") which is outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or right to acquire (and WasteMasters Delaware hereby assumes the obligation to deliver) the same number of shares of Delaware Common Stock, at the same price per share, and upon the same terms, and subject to the same conditions, as set forth in the respective Plan as in effect immediately prior to the Effective Time. The same number of shares of Delaware Common Stock shall be reserved for purposes of the Plans as is equal to the number of shares of Maryland Common Stock so reserved immediately prior to the Effective Time. WasteMasters Delaware hereby assumes, as of the Effective Time, (i) the Plans and all obligations of WasteMasters Maryland under the Plans, including the outstanding options, stock purchase rights or awards or portions thereof granted pursuant to the Plans and the right to grant additional options and stock purchase rights thereunder, (ii) all obligations of WasteMasters Maryland under all other benefit plans in effect as of the Effective Time with respect to which employee rights or accrued benefits are outstanding as of the Effective Time and (iii) all obligations of WasteMasters Maryland under any Options.
    Dividends and Distributions. In the event that any dividend or other distribution shall hereafter be declared by the Board of Directors of WasteMasters Maryland in respect of the outstanding shares of Maryland Common Stock payable subsequent to the Effective Time, the obligation to make payment of such dividend or other distribution shall, by virtue of the Merger, become the obligation of the Surviving Corporation and shall be satisfied in the manner specified in such declaration, except that, to the extent that such dividend or other distributions shall have been declared payable in whole or in part in shares of Maryland Common Stock, the Surviving Corporation shall issue, in place thereof, to the persons entitled thereto, the identical number of shares of Delaware Common Stock.
    Condition to the Merger. The consummation of the Merger and the other transactions herein provided is subject to receipt prior to the Effective Time of the requisite approval of the Merger by the holders of Maryland Common Stock and Maryland Preferred Stock pursuant to the Maryland Business Corporation Law.
    Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Maryland Common Stock or warrants, units or other securities of WasteMasters Maryland shall be deemed for all purposes to evidence ownership of and to represent the shares of Delaware Common Stock or warrants, units or other securities of WasteMasters Delaware, as the case may be, into which the shares of Maryland Common Stock or warrants, units or other securities of WasteMasters Maryland represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware Common Stock or warrants, units or other securities of WasteMasters Delaware, as the case may be, evidenced by such outstanding certificate, as above provided.
    Amendment. The parties hereto, by mutual consent of their respective boards of directors, may amend, modify or supplement this Merger Agreement prior to the Effective Time; provided, however, that no amendment, modification or supplement may be made after the adoption of this Merger Agreement by the stockholders of WasteMasters Maryland which changes this Merger Agreement in a way which, in the judgment of the Board of Directors of WasteMasters Maryland, would have a material adverse effect on the stockholders of WasteMasters Maryland, unless such amendment, modification or supplement is approved by such stockholders.
    Termination. This Merger Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Merger Agreement by the stockholders of WasteMasters Maryland, by action of the Board of Directors of WasteMasters if:
      the condition specified in Section 10 hereof shall not have been satisfied or waived; or
      the Board of Directors of WasteMasters Maryland determines for any reason, in its sole judgment and discretion, that the consummation of the merger would be inadvisable or not in the best interests of WasteMasters Maryland and its stockholders.
    Counterparts. This Merger Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.
    Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Merger Agreement.
    Maryland Appointment. The surviving Corporation hereby agrees that it may be served with process in the State of Maryland in any action or special proceeding for enforcement of any liability or obligation of WasteMasters Maryland, WasteMasters Delaware or the Surviving Corporation arising from the Merger. The Surviving Corporation appoints the Secretary of State of the State of Maryland as its agent to accept service of process of any such suit or other proceeding.
    Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, WasteMasters Maryland and WasteMasters Delaware have caused this Merger Agreement to be executed and delivered as of the date first above written.

WASTEMASTERS, INC. a Maryland corporation

By: _________________________________

Name: _______________________________

Title: ______________________________

WASTEMASTERS, INC. a Delaware corporation

By: _________________________________

Name: _______________________________

Title: ______________________________


EXHIBIT B

CERTIFICATE OF INCORPORATION

OF

WASTEMASTERS, INC.

The undersigned, for the purposes of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that:

FIRST: The name of this corporation is WASTEMASTERS, INC.

SECOND: Its Registered Office in the State of Delaware is to be located at 9 East Loockerman Street, in the City of Dover, County of Kent, 19901. The Registered Agent in charge thereof is National Registered Agents, Inc.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

FOURTH: (A) The total number of shares which the Corporation is authorized to issue is 300,000,000 shares, each with a par value of $0.001 per share, of which 295,000,000 shares shall be Common Stock and 5,000,000 shares shall be Preferred Stock.

(B) The designations and the powers, preferences and rights and qualifications, limitations or restrictions thereof, of the Preferred Stock shall be as follows:

(1) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited but not to exceed one vote per share, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated in and expressed in this Certificate of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

    the designation of and the number of shares constituting such series, and the par value thereof;
    the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other call or classes of any other series of capital stock, and whether such dividends shall be cumulative or non-cumulative;
    whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;
    the terms and the amount of any sinking fund provided for the purchase or redemption of the shares of such series;
    whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation, and, if provisions be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;
    the extent, if any, to which the holders of the shares shall be entitled to vote as a class or otherwise with respect to the selection of the directors or otherwise;
    the restrictions, if any, on the issue or reissue of any additional Preferred Stock;
    the rights of the holders of such shares of such series upon the dissolution of, or upon the distribution of the assets of, the Corporation.

(2) Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolution of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall have no voting power whatsoever.

(C) The Corporation designates five million (5,000,000) shares of its Preferred Stock as Series A Preferred Stock (the "Series A Preferred"), par value $0.001 per share, with the following preferences and relative, participating, optional or other rights, qualifications, limitations and restrictions:

    Dividends. Holders of Series A Preferred shall be entitled to receive the same dividends per Share as and when declared and paid as the Corporation's Common Stock.
    Rights and Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus or earnings, shall be distributed in the following order of priority:
      First, to the holders of Series A Preferred, prior to and in preference to any distribution to the holders of Common Stock or any other class or series of capital stock of the Corporation, and in lieu of any other payment, an amount equal to $1.25 per share of Series A Preferred then outstanding plus any dividends accrued and unpaid through the liquidation date (the "Preferred A Liquidation Preference").
      After distribution of the Preferred A Liquidation Preference to holders of Series A Preferred, the remaining assets of the Corporation available for distribution, if any, to the shareholders of the Corporation shall be distributed to the holders of shares of other classes of capital stock of the Corporation, as their rights may appear.
    Voting.
      In addition to the rights specified in Sections 3(b) and 3(c) below and any other rights provided in the Corporation's Bylaws, each Preferred A Share shall entitle the holder thereof to a number of votes on any matters as to which holders of Common Stock are entitled to vote equal to one vote for each share of Preferred A Stock. Holders of Series A Shares shall vote in the same manner and with the same effect as, and as a class with, the holders of Common Stock and any other class or series of capital stock of the Corporation which votes as a class with the Common Stock.
      Except as hereinafter provided in these Articles or in Section 3(c) below, the Corporation shall not, without the affirmative consent or approval of the holders of Series A Preferred representing at least 67% of the total number of Series A Preferred then outstanding, acting separately as one class, given either by written consent in lieu of a meeting or by vote at a meeting called for such purpose:
        create or issue any class or series of capital stock (A) ranking, either as to payment of dividends, distribution of assets or redemptions, prior to the Series A Preferred, or (B) which in any manner adversely affects the holders of Series A Preferred; or
        alter or change the designations, powers, preferences or rights, or the qualifications, limitations, or restrictions of the Series A Preferred.
      The Corporation may, with the affirmative consent or approval of holders of 67% or more of Series A Preferred outstanding, take any of the actions described in Section 3.b above.
    Conversion. The holder of outstanding shares of Series A Preferred shall have the right at any time, or from time to time, at its option to convert all or a portion of such shares into shares of the Corporation's Common Stock on and subject to the terms and conditions hereinafter set forth.
      Subject to the provisions for adjustment hereinafter set forth, each share of Series A Preferred shall initially be convertible into five and one/tenth (5.1) fully paid and non-assessable shares of Common Stock. The ratio of the number of sharings of Common Stock into which one share of Series A Preferred may be converted shall be referred to as the "Exchange Ratio", and the initial Exchange Ratio shall be five and one/tenth (5.1) to one (1).
      In order to exercise such conversion privilege, the holder of any shares of Series A Preferred to be converted shall present and surrender the certificate representing such shares during usual business hours at the principal office of the Corporation and shall deliver a written notice of the election of the holder to convert the shares of Series A Preferred represented by such certificate or any portion thereof specified in such notice. Such notice shall also state the name or names (with address and federal tax identification number) in which the certificate or certificates for shares of such Common Stock shall be issued upon such conversion. If so required by the Corporation, any certificate for shares of Series A Preferred surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or his duly authorized representative. Each conversion of shares of Series A Preferred shall be deemed to have effected on the date (the "Conversion Date") on which the certificate or certificates representing such shares shall have been surrendered and such notice of any required instruments of transfer received as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of such Common Stock shall be issuable on such conversion shall be deemed to have become, immediately prior to the close of business on the Conversion Date, the holder or holders of record of the shares of such Common Stock represented thereby.
      As promptly as practicable after the presentation and surrender for conversion, as herein provided, of any certificate for shares of Series A Preferred Stock, the Corporation shall issue and deliver to the holder thereof, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion. In case any certificate for shares of Series A Preferred shall be surrendered for conversion of a part only of the shares represented thereby, the Corporation shall deliver to the holder thereof, a certificate or certificates for the number of shares of Series A Preferred represented by such surrendered certificate which are not being converted. The issuance of certificates for shares of Common Stock issuable upon the conversion of shares of Series A Preferred shall be made without charge to the converting holder for any tax imposed on the Corporation in respect of the issue thereof. The Corporation shall not, however, be required to pay tax which may be payable with respect to any transfer involved in the issue and delivery of any certificate in a name other than that of the holder of the shares Series A Preferred being converted, and the Corporation shall not be required to issue or deliver any such certificate unless and until the person requesting the issue thereof shall have paid to the Corporation the amount of such tax or has established to the satisfaction of the Corporation that such tax has been paid.
      Upon any conversion shares of Series A Preferred into shares of Common Stock pursuant hereto, no adjustment with respect to dividends shall be made; only those dividends shall be payable on shares of Series A Preferred so converted as may be declared and be payable to holders of record of shares of Series A Preferred on a date prior to the Conversion Date with respect to the shares so converted; and only those dividends shall be payable on shares of Common Stock issued upon such conversion as may be declared and made payable to holders of record of shares of Common Stock on or after such Conversion Date.
      In case the Corporation shall (i) pay a dividend or make a distribution to all holders of outstanding shares of its Common Stock as a class of shares of such Common Stock, (ii) subdivide or split the outstanding shares of such Common Stock into a larger number of shares; (iii) combine the outstanding shares of such Common Stock into a smaller number of shares or (iv) reclassify the outstanding shares of such Common Stock, the holder of each outstanding share of Series A Preferred shall thereafter be entitled to receive upon the conversion of such share the number of shares of such Common Stock of the Corporation which at the date of such conversion he would have owned and been entitled to receive had such shares of Series A Preferred been converted immediately prior to the happening of the first of such events to occur after the initial issue of Series A Preferred and prior to such conversion. An adjustment made pursuant to this paragraph (e) shall become effective immediately after such record date in the case of dividend or distribution and immediately after the effective date in the case of a subdivision, split, combination or reclassification.
      All shares of Series A Preferred which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease, except only the right of the holders thereof, subject to the provisions of paragraph (c) of this Section 4, to receive shares in exchange therefor.
      In the event that:
        the Corporate shall take action to make any distribution (other than cash dividends and dividends or distributions payable in shares of its Common Stock) to the holders of its Common Stock;
        the Corporation shall take action to offer for subscription pro rata to the holders of its Common Stock any securities of any kind;
        the Corporation shall take action to accomplish any capital reorganization, or reclassification of the capital stock of the Corporation (other than a subdivision, or combination of its Common Stock), or consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required; or
        the Corporation shall take action looking to a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

      then the Corporation shall (A) in case of such distribution or subscription rights, at least 15 days prior to the date or expected date on which the books of the Corporation shall close or a record shall be taken for the determination of holders entitled to such distribution or subscription rights, and (B) in the case of any such reorganization, reclassification or consolidation, merger, dissolution, liquidation or winding up, at least 15 days prior to the date of expected date when the same shall take place, cause written notice thereof to be mailed to each holder of shares of Series A Preferred at his address as shown on the books of the Corporation. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such distribution or subscription rights, the date or expected date on which holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date or expected date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

      Anything herein to the contrary notwithstanding, in the event that the Corporation shall, at any time file a registration statement or take similar action to effect a public offering of any share of its capital stock, the Corporation shall promptly deliver to the holders of shares of Series A Preferred written notice of such action. All outstanding shares of Series A Preferred shall, at the option of the Corporation, automatically be converted (effective on the business day immediately preceding the day the registration statement become effective) into shares of the Corporation's Common Stock in accordance with the terms and conditions of this Section 4; provided, however, that the Corporation shall pay in cash to each holder of Series A Preferred on the date of such conversion an amount equal to all dividends accumulated and unpaid upon shares being converted through the date preceding the date such conversion becomes effective.
    Other. Except as expressly provided herein, Series A Preferred shall have the same rights and privileges as shares of the Common Stock.

FIFTH: No holder of any of the shares of the corporation shall, as such holder, have any right to purchase or subscribe for any shares of any class which the corporation may issue or sell, whether or not such shares are exchangeable for any shares of the corporation of any other class or classes, and whether such shares are issued out of the number of shares authorized by the Certificate of Incorporation of the corporation as originally filed, or by any amendment thereof, or out of shares of the corporation acquired by it after the issue thereof; nor shall any holder of any of the shares of the corporation, as such holder, have any right to purchase or subscribe for any obligations which the corporation may issue or sell that shall be convertible into, or exchangeable for, any shares of the corporation of any class or classes, or to which shall be attached or shall appertain to any warrant or warrants or other instrument or instruments that shall confer upon the holder thereof the right to subscribe for, or purchase from the corporation any shares of any class or classes.

SIXTH: The name and mailing address of the incorporator are as follows:
NAME	MAILING ADDRESS
Danielle M. Ryea, Esq.	1900 Century Place, N.E. Suite 100 Atlanta, Georgia 30345

SEVENTH: The duration of the corporation shall be perpetual.

EIGHTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal any or all of the Bylaws of the Corporation.

NINTH: Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

TENTH: The number of directors which will constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

ELEVENTH: (A) To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

(B) The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, his or her testator or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

(C) Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

Dated on this ___ day of July 2000.

____________________________________

Danielle M. Ryea, Incorporator


EXHIBIT C

BYLAWS

OF

WASTEMASTERS, INC.

ARTICLE I

CORPORATE OFFICES

1.1 Registered Office.

The registered office of the corporation shall be at 9 East Loockerman Street, City of Dover, County of Kent, State of Delaware. The Registered Agent in charge thereof is National Registered Agents, Inc.

1.2 Other Offices.

The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1 Place of Meetings.

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the corporation.

2.2 Annual Meeting.

The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected and any other proper business may be transacted.

2.3 Special Meeting.

A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the chief executive officer or the president or vice president of the corporation.

2.4 Notice of Stockholders' Meetings.

All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.7 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.5 Advance Notice of Stockholder Nominees.

Only persons who are nominated in accordance with the procedures set forth in this Section 2.5 shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.5. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation.

To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholders to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or public disclosure was made and (b) in the case of a special meeting at which directors are to be elected, not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the corporation's books, of such stockholder, and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder.

At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 2.5. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the bylaws, and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.

2.6 Advance Notice of Stockholder Business.

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the annual meeting. To be properly brought before an annual meeting, business must be (a) pursuant to the corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the board of directors or (c) by any stockholder of the corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 2.6, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 2.6.

Business to be brought before an annual meeting by a stockholder shall not be considered properly brought if the stockholder has not given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than sixty (60) nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of the corporation, which are owned by the stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, (iv) any material interest of the stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business, and (v) any other information that is required by law to be provided by the stockholder in his or her capacity as a proponent of a stockholder proposal.

Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.6. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the bylaws, and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.

2.7 Manner of Giving Notice; Affidavit of Notice.

Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

2.8 Quorum.

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairman of the meeting or (b) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9 Adjourned Meeting; Notice.

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.10 Conduct of Business.

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.11 Voting.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.14 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

Except as provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

2.12 Waiver of Notice.

Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

2.13 Stockholder Action by Written Consent Without a Meeting; No Stockholder Action by Written Consent Without a Meeting Following Initial Public Offering.

Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

2.14 Record Date for Stockholder Notice; Voting; Giving Consents.

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

If the board of directors does not so fix a record date:

(i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed.

(iii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

2.15 Proxies.

Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(c) of the General Corporation Law of Delaware.

ARTICLE III

DIRECTORS

3.1 Powers.

Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2 Number of Directors.

The number of directors of the corporation shall not be less than one nor more than fifteen, the precise number to be fixed by resolution of shareholders or of the Board of Directors from time to time. Until changed by a proper amendment of this Section 3.2, the authorized number of directors shall consist of four (4) persons.

No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

3.3 Election, Qualification and Term of Office of Directors.

Except as provided herein, the directors shall be elected by the vote of shareholders at each annual meeting of shareholders or special meeting in lieu of the annual meeting. Except in case of death, written resignation, retirement, disqualification, or removal, each director shall serve until the next succeeding annual meeting and thereafter until his successor is elected and qualifies or until the number of directors is decreased.

Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director. In the event of any increase or decrease in the authorized number of directors, each director then serving as such shall nevertheless continue as a director until the expiration of his or her current term or his or her prior death, retirement, removal or resignation. In the event of a vacancy in the board of directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full board of directors until the vacancy is filled. Notwithstanding the foregoing, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

Elections of directors need not be by written ballot.

There shall be no right with respect to shares of stock of the corporation to cumulate votes in the election of directors.

3.4 Place of Meetings; Meetings by Telephone.

The board of directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.5 Regular Meetings.

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

3.6 Special Meetings; Notice.

Special meetings of the board for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two (2) directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by firstclass mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at lest four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation. Notice of any adjourned or recessed meeting of the directors need not be given except at the meeting which is recessed or adjourned.

3.7 Quorum.

At all meetings of the board of directors, either (1) a majority of the number of directors or (2) the Executive Chairman and one director shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.8 Waiver of Notice.

Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.9 Board Action by Written Consent Without a Meeting.

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee. Written consents representing actions taken by the board or committee may be executed by telex, telecopy or other facsimile transmission, and such facsimile shall be valid and binding to the same extent as if it were an original.

3.10 Fees and Compensation of Directors.

Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors. No such compensation shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

3.11 Approval of Loans to Officers.

The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

3.12 Removal of Directors.

The holders of a majority of the shares then entitled to vote at an election of directors may remove, only with cause, a director or directors of the corporation.

No reduction in the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

3.13 Chairman of the Board of Directors.

The corporation may also have, at the discretion of the board of directors, a chairman of the board of directors who shall not be considered an officer of the corporation.

ARTICLE IV

COMMITTEES

4.1 Committees of Directors.

The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

4.2 Committee Minutes.

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

4.3 Meetings and Action of Committees.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.4 (place of meetings and meetings by telephone), Section 3.5 (regular meetings), Section 3.6 (special meetings and notice), Section 3.7 (quorum), Section 3.8 (waiver of notice) and Section 3.10 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V

OFFICERS

5.1 Officers.

The officers of the corporation shall be a chief executive officer, a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

5.2 Appointment of Officers.

The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

5.3 Subordinate Officers.

The board of directors may appoint, or empower the chief executive officer or the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4 Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5 Vacancies in Offices.

Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

5.6 Chief Executive Officer.

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, the chief executive officer of the corporation shall, subject to the control of the board of directors, have general supervision, direction and control of the business and officers of the corporation. The chief executive officer shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. The chief executive officer shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

5.7 President.

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board or the chief executive officer, the president of the corporation shall have general supervision, direction and control of the business and officers of the corporation. The president shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

5.8 Vice Presidents.

In the absence or disability of the chief executive officer and president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

5.9 Secretary.

The secretary shall keep or cause to be kept, at the principal executive office of the corporation or at such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. The secretary shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

5.10 Chief Financial Officer.

The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. The chief financial officer shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or by the bylaws.

5.11 Representation of Shares of Other Corporations.

The chairman of the board, the chief executive officer, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the chief executive officer or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.12 Authority and Duties of Officers.

In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors or the stockholders.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS. OFFICERS, EMPLOYEES AND OTHER AGENTS

6.1 Indemnification of Directors and Officers.

The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.2 Indemnification of Others.

The corporation shall have the power, to the extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3 Payment of Expenses in Advance.

Expenses incurred in defending any action or proceeding for which indemnification is required pursuant to Section 6.1 or for which indemnification is permitted pursuant to Section 6.2 following authorization thereof by the board of directors shall be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Article 6.

6.4 Indemnity Not Exclusive.

The indemnification provided by this Article 6 shall not be deemed exclusive of any other rights which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that additional rights to indemnification are authorized in the certificate of incorporation.

6.5 Insurance.

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of the General Corporation Law of Delaware.

6.6 Conflicts.

No indemnification or advance shall be made under this Article 6, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

(i) That it would be inconsistent with a provision of the certificate of incorporation, these bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limited indemnification; or

(ii) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

ARTICLE VII

RECORDS AND REPORTS

7.1 Maintenance and Inspection of Records.

The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its shareholders listing their names and addresses and the number and class of shares held by each shareholder, a copy of these bylaws as amended to date, accounting books, and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

7.2 Inspection by Directors.

Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

7.3 Annual Statement to Stockholders.

The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by the vote of the stockholders, a full and clear statement of the business and condition of the corporation.

ARTICLE VII

GENERAL MATTERS

8.1 Checks.

From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.2 Execution of Corporate Contracts and Instruments.

The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.3 Stock Certificates; Partly Paid Shares.

The shares of a corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the chief executive officer or the president or vice president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.4 Special Designation on Certificates.

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.5 Lost Certificates.

Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

8.6 Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

8.7 Dividends.

The directors of the corporation, subject to any restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

8.8 Fiscal Year.

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

8.9 Seal.

The corporation may have a corporate seal, which shall be adopted and which may be altered by the board of directors, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

8.10 Transfer of Stock.

Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

8.11 Stock Transfer Agreements.

The corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

8.12 Registered Stockholders.

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE IX

AMENDMENTS

The bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.


CERTIFICATE OF ADOPTION OF

AMENDED AND RESTATED BYLAWS

OF

WASTEMASTERS, INC.

The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of WasteMasters, Inc. (the "Corporation") and that the foregoing Amended and Restated Bylaws, comprising twenty-one (21) pages, were adopted as the Amended and Restated Bylaws of the Corporation on July __, 2000, by written consent of the Board of Directors of the Corporation dated July __, 2000.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the corporate seal this ____ day of July, 2000.

/s/ Douglas C. Holsted

Douglas C. Holsted, Secretary


PROXY

WASTEMASTERS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR SPECIAL MEETING OF SHAREHOLDERS

To Be Held September __, 2000

The undersigned hereby constitutes and appoints A. Leon Blaser and Douglas C. Holsted, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place, and stead of the undersigned to act for and to vote all of the undersigned's shares of common stock of WasteMasters, Inc. (the "Company") at the Annual Meeting of Shareholders to be held on September __, 2000, at ________, Eastern Time, at the offices of WasteMasters, Inc., 205 South Bickford, El Reno, Oklahoma 73036, and at any and all adjournments thereof, for the purpose of considering and acting upon:

(1) To approve the reincorporation of the Company in the State of Delaware, to be effected pursuant to an Agreement and Plan of Merger, by and between the Company and WasteMasters, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("WasteMasters Delaware"), pursuant to which the Company will merge with and into WasteMasters Delaware, with WasteMasters Delaware being the surviving corporation;

(2) Election of Directors FOR all nominees listed below WITHHOLD AUTHORITY (except as marked to (to vote for all nominees the contrary below) ____ listed below) ____

(INSTRUCTION To withhold authority to vote for any individual nominee write that nominee's name on the space provided below)

A. Leon Blaser, Douglas C. Holsted, Frederick Beisser, Dennis O'Neill

(3) To ratify the Company's amendment of its Articles of Incorporation on February 16, 1998 to increase its authorized shares of common stock, par value $0.01 per share, from 35,000,000 shares to 500,000,000 shares;

(4) To ratify the selection by the Board of Directors of Turner, Jones and Associates, p.c. as the Company's independent accountants for 1999 and 2000;

(5) In their discretion, the proxies are authorized to vote upon such other business as many properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.

It is understood that this Proxy confers discretionary authority in respect to matters not known or determined at the time of mailing of the Notice of Annual Meeting of Shareholders to the undersigned. THE PROXIES AND ATTORNEYS INTEND TO VOTE THE SHARES REPRESENTED BY THIS PROXY ON SUCH MATTERS, IF ANY, AS DETERMINED BY THE BOARD OF DIRECTORS.

The Undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith.

Dated and signed ____________, 2000.

________________________________________________________________________ SIGNATURE OF SHAREHOLDER(S)
(Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians, and attorneys should indicate when signing. Attorneys should submit powers of attorney.)

PLEASE SIGN AND RETURN THIS PROXY IN THE POSTAGE PREPAID ENVELOPE PROVIDED. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. PROXIES MUST BE SIGNED AND DATED IN ORDER TO BE VALID.